This is filed pursuant to Rule 497(c).
File Nos. 2-29901 and 811-01716

[LOGO                                  ALLIANCE QUASAR FUND, INC.
________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
________________________________________________________________

            STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1999
                (as amended November 1, 1999)
________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Alliance Quasar Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares of the Fund, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        Table Of Contents
                                                           Page


Description of the Fund.................................
Management of the Fund..................................
Expenses of the Fund....................................
Purchase of Shares......................................
Redemption and Repurchase of Shares.....................
Shareholder Services....................................
Net Asset Value.........................................
Dividends, Distributions and Taxes......................
Portfolio Transactions....................
General Information.....................................
Report of Independent Auditors and Financial
  Statements............................................
Appendix A:  Certain Employee Benefit Plans.............   A-1

_________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                     DESCRIPTION OF THE FUND
_______________________________________________________________

         Alliance Quasar Fund, Inc. (the "Fund") is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The investment objective of the Fund is growth of capital by pursuing aggressive investment policies. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Fund seeks to achieve its objective through the more aggressive investment policies described below, risk of loss increases. The Fund is therefore not intended for investors whose principal objective is assured income or preservation of capital.

How The Fund Pursues Its Objective

         Within this basic framework, the policy of the Fund is to invest in any companies and industries and in any types of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Critical factors considered in the selection of securities include the economic and political outlook, the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices.

         It is the policy of the Fund to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), such investments are warranted to achieve the Fund's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Fund may invest in short-term fixed-income securities, in investment grade debt securities, in preferred stocks or may hold its assets in cash.

         The Fund may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 10% of the Fund's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

         The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in such companies, taken at cost, to exceed 25% of the value of the Fund's total assets.

Additional Investment Policies And Practices

         The following additional investment policies supplement those set forth in the Prospectus.

         General. In seeking to attain its investment objective of growth of capital, the Fund will supplement customary investment practices by engaging in a broad range of investment techniques including short sales "against the box," writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Fund's portfolio and a greater expense than is customary for most investment companies. Consequently, the Fund is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital. No assurance can be given that the Fund will achieve its investment objective. However, by buying shares in the Fund an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Fund will be subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Fund, and of all cash and securities covering outstanding call options written or guaranteed by the Fund, shall at no time exceed 15% of the value of the total assets of the Fund.

         There is also no assurance that the Fund will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Fund's management, however, the power to engage in such activities provides an opportunity which is deemed to be desirable in order to achieve the Fund's investment objective.

         Short Sales. The Fund may only make short sales of securities "against the box." A short sale is effected by selling a security which the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used by the Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. Gains or losses will be short- or long-term for federal income tax purposes depending upon the length of the period the securities are held by the Fund before closing out the short sales by delivery to the lender. The Fund may, in certain instances, realize short-term gain on short sales "against the box" by covering the short position through a subsequent purchase. Not more than 15% of the value of the Fund's net assets will be in deposits on short sales "against the box". Pursuant to the Taxpayer Relief Act of 1997, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

         Puts and Calls. The Fund may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Fund may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Fund are exercised, the Fund will be obligated to sell stocks below the current market price.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes".)

         Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Fund's policy not to write a call option if the premium to be received by the Fund in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Fund will not be sold unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

         The Fund will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets. The Fund will not sell any call option if such sale would result in more than 10% of the Fund's assets being committed to call options written by the Fund, which, at the time of sale by the Fund, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Fund shall at no time exceed 10% of the Fund's total assets.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

         In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Fund could realize a gain or loss on such options by selling them.

         As noted above, the Fund may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Fund may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Fund.

         Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure long-term capital gains treatment upon their sale and not for trading purposes. However, it is also the Fund's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. This policy may result in the Fund realizing short-term capital gains or losses on the sale of certain securities. See "Dividends, Distributions and Taxes."
It is anticipated that the Fund's rate of portfolio turnover will not exceed 200% during the current fiscal year. A 200% annual turnover rate would occur, for example, if all the stocks in the Fund's portfolio were replaced twice within a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commission expenses than would a lower rate, which expenses must be borne by the Fund and its shareholders.


Fundamental Investment Policies

         In addition to the investment objective and policies described above, the Fund has adopted certain fundamental investment policies which may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (2) more than 50% of the outstanding shares of the Fund, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

         Briefly, these policies provide that the Fund may not:

           (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations;

              (ii) invest more than 25% of its total assets in any particular industry;

              (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

              (iv) invest more than 10% of its assets in restricted securities;

              (v)    purchase or sell real estate;

              (vi) participate on a joint or joint and several basis in any securities trading account;

              (vii)  invest in companies for the purpose of
exercising control;

              (viii) purchase or sell commodities or commodity contracts;

              (ix)   write put options;

              (x) except as permitted in connection with short sales of securities "against the box" described under the heading
"--Short Sales" above, make short sales of securities;

              (xi) make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities; except that the Fund may not purchase non- publicly distributed securities subject to the limitations applicable to restricted securities;

              (xii) except as permitted in connection with short sales of securities or writing of call options, described under the headings "--Short Sales" and "--Puts and Calls" above, pledge, mortgage or hypothecate any of its assets;

              (xiii) except as permitted in connection with short sales of securities "against the box" described under the heading

"Additional Investment Policies and Practices" above, make short sales of securities; or

              (xiv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

      In connection with the qualification or registration of the Fund's shares for sales under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, that it (i) will not invest more than 10% of its total assets in the securities of any one issuer; (ii) will not invest more than 5% of its total assets in securities of issuers which have been in operation for less than three years, including the operations of any predecessors, and any equity securities of issuers which are not readily marketable; (iii) will not invest more than 5% of its total assets in puts, calls, straddles, spreads or any combination thereof nor more than 2% of its net assets in puts or calls written by others; (iv) will not invest more than 5% of its net assets in warrants nor more than 2% of its net assets in unlisted warrants; (v) will not invest in real estate (including limited partnership interests), excluding readily marketable securities or participations or other direct interests in oil, gas or other mineral leases, exploration or development programs; and (vi) will not purchase or retain the securities of any issuer if those officers and directors of the Fund or its Adviser owning individually more than 1/2 of 1% of such issuer together own more than 5% of the securities of such issuer.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

      The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

     Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser. Alliance Capital
Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.*
Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units.
Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc.
("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately
58.2% of the issued and outstanding shares of common stock of AXA Financial.

________________________
* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance
Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

         Under the Investment Advisory Contract, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

         The Adviser is, under the Investment Advisory Contract, responsible for the following expenses incurred by the Fund:
(i) the compensation of any of the Fund's directors, officers and employees who devote less than all of their time to its affairs and who devote part of their time to the affairs of the Adviser or its affiliates, (ii) expenses of computing the net asset value of the Fund's shares to the extent such computation is required under applicable Federal securities laws, (iii) expenses of office rental, and (iv) clerical and bookkeeping expenses.

         The Fund has, under the Investment Advisory Contract, assumed the obligation for payment of all of its other expenses as described in the Prospectus. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser.

In such event, the services will be provided to the Fund at cost and the payments therefor must be specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $120,737 in respect of such services during the fiscal year of the Fund ended September 30, 1998.

         For the services rendered by the Adviser under the Investment Advisory Contract, the Fund pays the Adviser a quarterly fee on the first business day of January, April, July and October equal to .25 of 1% (approximately 1% on an annualized basis) of the net assets of the Fund at the end of the preceding quarter. The advisory fees for the fiscal years of the Fund ended in 1996, 1997 and 1998, amounted to $2,780,297, $7,233,060 and $15,656,013, respectively.

         The Investment Advisory Contract became effective on July 22, 1992. The Investment Advisory Contract was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Investment Advisory Contract or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on October 17, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Contract.

      The Investment Advisory Contract continues in force for successive twelve-month periods (computed from each October 1), provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons as defined in the 1940 Act of any such party. Most recently, the continuance of the Investment Advisory Contract until September 30, 2000 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons of any such party, at a meeting called for that purpose and held on July 14, 1999.

         The Investment Advisory Contract is terminable without penalty on 60 days' written notice by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc. Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

      JOHN D. CARIFA,* 54, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1994.

         RUTH BLOCK, 68, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco
Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 75, has been President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1994. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 60, is a member of the law firm of
Cahill Gordon & Reindel, with which he has been associated since prior to 1994.  He is President and Chief Executive Officer of
____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

Wenonah Development Company (investments) and a Director of
Placer Dome, Inc. (mining).  His address is St. Bernard's Road,
Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 65, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

      JOHN D. CARIFA, Chairman, see biography above.

         ALDEN M. STEWART, President, 53, is an Executive Vice
President of ACMC, with which he has been associated since prior to 1994.

         KATHLEEN A. CORBET, Senior Vice President, 39, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

         RANDALL E. HAASE, Senior Vice President, 36, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1994.

         THOMAS J. BARDONG, Vice President, 54, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         EDMUND P. BERGAN, JR., Secretary, 49, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of
AFD, with which he has been associated since prior to 1994.

         VINCENT S. NOTO, Controller, 34, is a Vice President of
AFS, with which he has been associated since prior to 1994.

         ANDREW L. GANGOLF, Assistant Secretary, 45, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Co., Inc.

         DOMENICK PUGLIESE, Assistant Secretary, 38, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was Vice President and Counsel of Concord Holding Corporation since prior to 1994.

         EMILIE D. WRAPP, Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended September 30, 1998, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                              Total Number
                                                Total Number  of Investment
                                                Of Investment Portfolios
                                                Companies in  Within the
                                                the Alliance  Alliance Fund
                                 Total          Fund Complex, Complex,
                                 Compensation   Including the Including the
                                 from the       Fund, as to   Fund, as to
                                 Alliance Fund  which the     which the
                   Aggregate     Complex,       Director is a Director is a
Name of            Compensation  Including the  Director or   Director or
Director           from the Fund Fund           Trustee       Trustee
___________        ____________  _____________  _____________ _______________

John D. Carifa         $-0-          $-0-            50             114
Ruth Block             $4,058        $180,763        37             77
David H. Dievler       $4,736        $216,288        43             80
John H. Dobkin         $4,025        $185,363        41             91
William H. Foulk, Jr.  $4,055        $241,003        45             109
Dr. James Hester       $4,062        $172,913        37             74
Clifford L. Michel     $4,062        $187,763        38             90
Donald J. Robinson     $3,986        $193,709        41            103

      As of October 8, 1999, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

_______________________________________________________________

                      EXPENSES OF THE FUND
_______________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

      During the Fund's fiscal year ended September 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,239,764 which constituted 0.26%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,765,835. Of the $3,005,599 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares,, $89,648 was spent on advertising, $75,589 on the printing and mailing of prospectuses for persons other than current shareholders, $1,277,995 for compensation to broker-dealers and other financial intermediaries (including, $198,477 to the Fund's Principal Underwriters), $731,822 for compensation to sales personnel, $830,545 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

      During the Fund's fiscal year ended September 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $6,552,472, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $12,412,000. Of the $18,964,472 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $123,152 was spent on advertising, $95,202 on the printing and mailing of prospectuses for persons other than current shareholders, $17,200,333 for compensation to broker-dealers and other financial intermediaries (including, $276,270 to the Fund's Principal Underwriters), $384,182 for compensation to sales personnel, $411,213 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $750,390 was spent on interest on Class B shares financing.

      During the Fund's fiscal year ended September 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $1,893,195, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $660,482. Of the $2,553,677 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $40,076 was spent on advertising, $32,299 on the printing and mailing of prospectuses for persons other than current shareholders, $2,000,805 for compensation to broker-dealers and other financial intermediaries (including, $91,177 to the Fund's Principal Underwriters), $127,302 for compensation to sales personnel, $136,554 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $216,641 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

      With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

      Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $27,654,262 (4.42% of the net assets of Class B) and $1,923,179
(1.06% of the net assets of Class C).

      The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

      In approving the 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

      The Agreement will continue in effect for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until September 30, 2000 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 14, 1999.

      In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

         AFS, an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended September 30, 1998, the Fund paid AFS $2,255,105 pursuant to the Transfer Agency Agreement.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

      In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than those borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor
Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and the Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix A for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.
____________________

** Advisor Class shares are sold to investors described above in this section under "Purchase of Shares--General.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended in 1998, 1997, and 1996, the aggregate amount of underwriting commissions payable with respect to shares of the Fund were $6,151,282, $6,033,396 and $1,860,257, respectively. Of that amount, the Principal Underwriter received the amounts of $224,489, $201,195 and $85,854, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997 and 1996, the Principal Underwriter received contingent deferred sales charges of $21,804, $3,953 and $0, respectively, on Class A Shares, $1,179,325, $482,376 and $0, respectively, on Class B shares, and $118,235, $51,887 and $0, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares, is the net asset value plus a sales charge, as set forth below.

                          Sales Charge
                                                 Discount or
                                                 Commission
                                    As % of      to Dealers
                        As % of     the          or Agents
                        Net         Public       As % of
Amount of               Amount      Offering     Offering
Purchase                Invested    Price        Price
________                ________    ________     ____________

Less than
  $100,000                4.44%      4.25%          4.00%
$100,000 but
  less than
  $250,000                3.36       3.25           3.00
$250,000 but
  less than
  $500,000                2.30       2.25           2.00
$500,000 but
  less than
  $1,000,000*             1.78       1.75           1.50

___________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved;

or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio

  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)    the investor's current purchase;

              (ii)   the net asset value (at the close of
                     business on the previous day) of (a) all shares of the Fund held by the investor and
                     (b) all shares of any other Alliance Mutual
                     Fund held by the investor; and

              (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors, including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons who were shareholders of the Fund before the commencement of sales of shares of the Fund subject to a sales charge; (vi) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediaries and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; (vii) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (viii) employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
                of Dollar Amount Subject to Charge

                        Shares purchased    Shares purchased
                             before            on or after
Years Since Purchase    November 19, 1993   November 19, 1993

First                        5.5%                 4.0%
Second                       4.5%                 3.0%
Third                        3.5%                 2.0%
Fourth                       2.5%                 1.0%
Fifth                        1.5%                 None
Sixth                        0.5%                 None
Seventh and thereafter       None                 None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of

1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

      Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at
least 30 days' notice of the conversion.   The failure of a
shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registering owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares-Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance

Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance

Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds nor the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares and C shares of the Fund held by the plan can be exchanged at the plan's request without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AFS.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares-- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

      Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or reinvested in additional full or fractional shares of the same class of common stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or full or fractional shares is made at the time the shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

General

         The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Dividends of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to the Fund's dividends of net investment income and distributions of net realized short-term capital gains. The amount of such dividends and distributions eligible for the dividends-received deduction is limited to the amount of qualifying dividends from domestic corporations received by the Fund during the fiscal year. Under provisions of the tax law, a corporate shareholder's dividends received deduction will be disallowed unless the shareholder holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder becomes entitled to receive the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

         Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gain are not eligible for the dividends received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above.

      Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund's common stock. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Foreign Tax Credits

         Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

         The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

         For Federal income tax purposes, when equity call options which the Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by the Fund is exercised, the selling price of the underlying stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the holding period of the stock. There may be short-term gains or losses associated with closing purchase transactions.

______________________________________________________________

                     PORTFOLIO TRANSACTIONS
_______________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with DLJ, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended September 30, 1998, 1997 and 1996, the Fund incurred brokerage commissions amounting in the aggregate to $5,405,376, $2,877,625 and $979,002, respectively. During the fiscal years ended September 30, 1998, 1997 and 1996, brokerage commissions amounting in the aggregate to $19,605, $4,865 and $0, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $-0-, $-0-, and $-0-, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended September 30, 1998, the brokerage commissions paid to DLJ constituted 0.36% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended September 30, 1998, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended September 30, 1998, transactions in portfolio securities of the Fund aggregating $2,010,943,650 with associated brokerage commissions of approximately $1,958,910 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization

         The Fund was originally organized under the name Quasar Associates, Inc. as a Delaware corporation on August 5, 1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name "Alliance Quasar Fund, Inc."

The authorized capital stock of the Fund currently consists of 3,000,000 shares of Class A Common Stock, 3,000,000 shares of Class B Common Stock, 3,000,000 shares of Class C Common Stock, and 3,000,000 shares of Advisor Class Common Stock, each having a par value of $.002 per share.

         All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

      At the close of business on October 8, 1999 there were 20,818,560 Class A shares,27,423,388 Class B shares, 7,835,072
Class C shares and 6,818,851 Advisor Class shares common stock of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of October 8, 1999:

Name and Address                            Shares            % of Class

Class A

MLPF&S                                  4,066,749			19.76%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (973N3)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Class B

MLPF&S                                   7,197,661			26.21%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (976X1)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Class C

MLPF&S					     3,350,736			42.72%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97BG2)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Advisor Class

Merrill Lynch                           4,841,310			72.21%
Mutual Fund Administration (97LS2)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co.			      699,604			10.44%
For the Exclusive Benefit
of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

      Legal matters in connection with the issuance of the shares of common stock offered hereby are passed upon by Seward &
Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time, the Fund advertises its "total return", which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

      The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

      The Fund's average annual total return for the one-, five- and ten-year periods ended March 31, 1999 (or since inception through that date, as noted) was as follows:

Class A         (22.66%)         14.45%          9.96%
Class B         (23.26%)         13.57%          12.29%*
Class C         (23.21%)         13.59%          13.79%*
Advisor Class   (22.44%)         3.02%           N/A

*Inception Dates:  Class B - September 17, 1990
                   Class C - May 3, 1993
                   Advisor Class - October 2, 1996

         The Funds total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses.
Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

      Advertisements quoting performance ratings of the Fund as measured by financial publications or independent organizations such as Lipper, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers or magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund. The Fund has been ranked by Lipper in the category known as "small company growth."

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to AFS at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

_______________________________________________________________

     REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
_______________________________________________________________

ALLIANCE QUASAR FUND

SEMI-ANNUAL REPORT
MARCH 31, 1999



PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-97.9%
CONSUMER PRODUCTS & SERVICES-51.9%
ADVERTISING-0.3%
Merkert American Corp. (a)                      410,600  $     4,465,275
AIRLINES-6.6%
Alaska Air Group, Inc. (a)                    1,254,700       59,598,250
America West Holdings
  Corp. Cl.B (a)                              1,365,400       26,027,938
Atlas Air, Inc. (a)                             341,600        9,842,350
Mesa Air Group, Inc. (a)                      1,343,000        8,393,750
                                                         ----------------
                                                             103,862,288

APPAREL-1.0%
Tommy Hilfiger Corp. (a)                        225,600       15,538,200

BUSINESS SERVICES-4.8%
Carriage Services,
  Inc. Cl.A (a)                                 721,900       10,918,738
Central Garden & Pet Co. (a)                    518,400        8,748,000
Century Business Services,
  Inc. (a)                                    1,716,122       18,770,084
FirstService Corp. (a)                          874,000       11,416,625
TeleSpectrum Worldwide,
  Inc. (a)                                    3,021,000       25,867,312
                                                         ----------------
                                                              75,720,759

ENTERTAINMENT & LEISURE-10.9%
Bally Total Fitness Holding
  Corp. (a)                                     795,700       18,997,337
Cinar Corp. (a)                                 629,200       14,471,600
Premier Parks, Inc. (a)                       2,128,800       79,297,800
SFX Entertainment, Inc.                         479,200       30,938,350
Sunterra Corp. (a)                            2,603,900       25,388,025
Vistana, Inc. (a)                               180,400        2,525,600
                                                         ----------------
                                                             171,618,712

RESTAURANTS & LODGING-1.5%
Florida Panthers Holdings,
  Inc. Cl.A (a)                                 926,700        7,181,925
MeriStar Hospitality Corp.                      910,700       16,563,356
                                                         ----------------
                                                              23,745,281

RETAILING-26.2%
BJ's Wholesale Club, Inc. (a)                   667,400       17,644,387
Budget Group, Inc. Cl.A (a)                   2,270,000       27,807,500
Circuit City Stores, Inc. -
CarMax Group (a)                              2,893,100       11,391,581
Dollar Thrifty Automotive
  Group, Inc. (a)                             1,396,900       24,096,525
Furniture Brands International,
  Inc. (a)                                      490,100       10,843,463
Group 1 Automotive, Inc. (a)                  1,536,100       37,730,456
Industrie Natuzzi SpA
  (ADR) (Italy)                               1,509,000       24,898,500
Men's Wearhouse, Inc. (a)                       923,250       26,658,844
Movado Group, Inc.                              767,600       19,190,000
Sports Authority, Inc. (a)                    2,768,400       20,243,925
Stage Stores, Inc. (a)                        2,207,900       16,007,275
Tiffany & Co.                                   843,800       63,074,050
Trans World Entertainment
  Corp. (a)                                     883,100        9,714,100
Tweeter Home Entertainment
  Group, Inc. (a)                               221,600        7,146,600
United Rentals, Inc. (a)                      1,122,700       31,996,950
Venator Group, Inc. (a)                       3,942,100       27,841,081
Whole Foods Market, Inc. (a)                    289,000        9,934,375
Zale Corp. (a)                                  725,600       24,806,450
                                                         ----------------
                                                             411,026,062

MISCELLANEOUS-0.6%
Cash America International,
  Inc.                                          744,300        9,582,863
                                                         ----------------
                                                             815,559,440

TECHNOLOGY-15.1%
COMMUNICATION EQUIPMENT-2.0%
Com21, Inc. (a)                                 269,100        7,063,875
Pinnicle Holdings, Inc. (a)                   1,109,100       16,775,137
Tekelec, Inc. (a)                             1,050,300        7,680,319
                                                         ----------------
                                                              31,519,331

COMPUTER SOFTWARE & SERVICES-6.0%
CheckFree Corp. (a)                             883,300       37,595,457
DBT Online, Inc. (a)                          1,122,400       27,919,700
Harbinger Corp. (a)                             799,720        5,398,110
IMRglobal Corp. (a)                             496,100        8,805,775
Micromuse, Inc. (a)                              33,800        1,554,800
Transaction Systems
  Architects, Inc. Cl.A (a)                     367,200       13,219,200
                                                         ----------------
                                                              94,493,042

NETWORKING SOFTWARE-1.5%
Apex PC Solutions, Inc. (a)                   1,694,400       23,615,700


6


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________


COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
SEMI-CONDUCTOR EQUIPMENT-0.7%
Conexant Systems, Inc. (a)                      157,400  $     4,358,013
MKS Instruments, Inc. (a)                       472,100        6,314,337
                                                         ----------------
                                                              10,672,350

TELECOMMUNICATIONS-2.9%
GST Telecommunications,
  Inc. (a)                                    1,058,000       11,571,875
ICG Communications,
  Inc. (a)                                      688,200       13,764,000
Millicom International
  Cellular, SA (a)
  (Luxembourg)                                  786,200       20,441,200
                                                         ----------------
                                                              45,777,075

MISCELLANEOUS-2.0%
Engineering Animation,
  Inc. (a)                                      213,900        9,010,537
Excalibur Technologies
  Corp. (a)                                     752,700        9,832,144
Harman International
Industries, Inc.                                309,900       11,388,825
Ziff-Davis, Inc.                                 32,000        1,152,000
                                                         ----------------
                                                              31,383,506
                                                         ----------------
                                                             237,461,004

FINANCIAL SERVICES-10.8%
BROKERAGE & MONEY MANAGEMENT-4.3%
Legg Mason, Inc.                              1,984,900       66,866,319

INSURANCE-0.7%
Reinsurance Group of America,
  Inc.                                          337,050       11,417,569

REAL ESTATE-5.8%
Chelsea GCA Realty, Inc.                      1,686,900       47,022,337
Glenborough Realty
  Trust, Inc.                                   579,800        9,856,600
Taubman Centers, Inc.                         2,792,400       34,206,900
                                                         ----------------
                                                              91,085,837
                                                         ----------------
                                                             169,369,725

BASIC INDUSTRIES-10.0%
BUILDING & RELATED-0.1%
Associated Materials, Inc.                      178,200        1,893,375

METAL HARDWARE-2.1%
Bethlehem Steel Corp. (a)                     4,034,700       33,286,275

TEXTILE PRODUCTS-3.2%
Mohawk Industries, Inc. (a)                   1,659,300       49,779,000

TRANSPORTATION & SHIPPING-4.6%
Carey International, Inc. (a)                 1,244,700       20,226,375
Consolidated Freightways
  Corp. (a)                                   2,802,100       32,924,675
Teekay Shipping Corp.                         1,133,700       18,706,050
                                                         ----------------
                                                              71,857,100
                                                         ----------------
                                                             156,815,750

HEALTH CARE-6.8%
BIOTECHNOLOGY-3.0%
GelTex Pharmaceuticals,
  Inc. (a)                                    1,326,600       18,655,312
Human Genome Sciences,
  Inc. (a)                                       27,000          936,563
MedImmune, Inc. (a)                             208,100       12,316,919
Novoste Corp. (a)                               648,100       15,554,400
                                                         ----------------
                                                              47,463,194

DRUGS, HOSPITAL SUPPLIES & MEDICAL
SERVICES-3.8%
Aradigm Corp. (a)                               917,800        8,374,925
Orthodontic Centers of
  America, Inc. (a)                             828,700       13,052,025
St. Jude Medical, Inc. (a)                      366,400        8,931,000
Synetic, Inc. (a)                               393,800       22,003,575
Veterinary Centers of
  America, Inc. (a)                             482,900        6,820,962
                                                         ----------------
                                                              59,182,487
                                                         ----------------
                                                             106,645,681

ENERGY-1.8%
OIL & GAS SERVICES-1.8%
Southern Union Co.                            1,449,897       27,366,806

CONSUMER MANUFACTURING-1.5%
AUTO & RELATED-1.5%
Monaco Coach Corp. (a)                        1,040,475       23,995,955

Total Common Stocks
  (cost $1,560,719,869)                                    1,537,214,361


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)             VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.3%
U.S. GOVERNMENT & AGENCIES-2.3%
Federal Home Loan
  Mortgage Corp.
  4.82%, 4/01/99
  (amortized cost
  $36,400,000)                                 $ 36,400  $    36,400,000

TOTAL INVESTMENTS-100.2%
  (cost $1,597,119,869)                                    1,573,614,361
Other assets less
  liabilities-(0.2%)                                          (2,397,394)

NET ASSETS-100%                                          $ 1,571,216,967


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $1,597,119,869)                                      $ 1,573,614,361
  Cash                                                                  75,304
  Receivable for investment securities sold                         13,892,334
  Dividends receivable                                               2,516,550
  Receivable for capital stock sold                                  2,514,169
  Other assets                                                         105,202
  Total assets                                                   1,592,717,920

LIABILITIES
  Payable for investment securities purchased                       13,378,361
  Advisory fee payable                                               3,903,260
  Payable for capital stock redeemed                                 3,002,797
  Distribution fee payable                                             819,123
  Accrued expenses                                                     397,412
  Total liabilities                                                 21,500,953

NET ASSETS                                                     $ 1,571,216,967

COMPOSITION OF NET ASSETS
  Shares of capital stock, at par                              $       143,048
  Additional paid-in capital                                     1,777,235,972
  Accumulated net investment loss                                   (8,697,027)
  Accumulated net realized loss on investment
    transactions                                                  (173,958,370)
  Net unrealized depreciation of investments and
    other assets                                                   (23,506,656)
                                                               $ 1,571,216,967

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($540,632,206 / 23,263,567 shares of capital stock
    issued and outstanding)                                             $23.24
  Sales charge--4.25% of public offering price                            1.03
  Maximum offering price                                                $24.27

  CLASS B SHARES
  Net asset value and offering price per share
    ($629,718,222 / 30,169,667 shares of capital stock
    issued and outstanding)                                             $20.87

  CLASS C SHARES
  Net asset value and offering price per share
    ($185,632,333 / 8,886,378 shares of capital stock
    issued and outstanding)                                             $20.89

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($215,234,206 / 9,204,565 shares of capital stock
    issued and outstanding)                                             $23.38


See notes to financial statements.


9


STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)                ALLIANCE QUASAR FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                    $   6,289,652
  Interest                                         1,663,993     $   7,953,645

EXPENSES
  Advisory fee                                     8,597,531
  Distribution fee - Class A                         728,502
  Distribution fee - Class B                       3,352,429
  Distribution fee - Class C                       1,003,702
  Transfer agency                                  2,294,556
  Registration                                       272,142
  Printing                                           218,232
  Custodian                                          143,920
  Administrative                                      60,500
  Audit and legal                                     56,423
  Directors' fees                                     14,500
  Miscellaneous                                       33,182
  Total expenses                                  16,775,619
  Less: expense offset arrangement
    (see Note B)                                    (125,277)
  Net expenses                                                      16,650,342
  Net investment loss                                               (8,696,697)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions                    (162,444,022)
  Net change in unrealized depreciation of
    investments and other assets                                   321,881,716
  Net gain on investments                                          159,437,694

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 150,740,997


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                             SIX MONTHS ENDED    YEAR ENDED
                                              MARCH 31, 1999    SEPTEMBER 30,
                                               (UNAUDITED)          1998
                                             ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                        $    (8,696,697)  $   (14,960,472)
  Net realized gain (loss) on investment
    transactions                                (162,444,022)       79,606,746
  Net change in unrealized appreciation
    (depreciation) of investments and
    other assets                                 321,881,716      (516,425,096)
  Net increase (decrease) in net assets
    from operations                              150,740,997      (451,778,822)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                      (22,823,517)      (17,164,110)
    Class B                                      (32,223,342)      (24,996,773)
    Class C                                       (9,594,700)       (7,133,144)
    Advisor Class                                 (9,530,738)       (2,825,501)

CAPITAL STOCK TRANSACTIONS
  Net increase                                    17,284,640       868,194,847
  Total increase                                  93,853,340       364,296,497

NET ASSETS
  Beginning of year                            1,477,363,627     1,113,067,130
  End of period                              $ 1,571,216,967   $ 1,477,363,627


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The fund accretes discounts as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


12


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $60,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended March 31, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,562,420 for the six months ended March 31, 1999.

In addition, for the six months ended March 31, 1999, the Fund's expenses were reduced by $125,277 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operation exclude these credits.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $63,785 from the sales of Class A shares and $17,619, $1,309,352 and $83,391 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 1999.

Brokerage commissions paid on investment transactions for the six months ended March 31, 1999 amounted to $3,032,899, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $28,723,266 and $2,053,367 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $784,084,312 and $818,690,777, respectively, for the six months ended March 31, 1999. There were no purchases or sales of U.S. government and government agency obligations for the six months ended March 31, 1999.

At March 31, 1999, the cost of investments for federal income tax purposes was $1,615,559,313. Accordingly, gross unrealized appreciation of investments was $200,000,284 and gross unrealized depreciation of investments was $241,945,236, resulting in net unrealized depreciation of $41,944,952.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    -----------------------------    -------------------------------------
                   SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                     MARCH 31, 1999   SEPTEMBER 30,    MARCH 31, 1999       SEPTEMBER 30,
                      (UNAUDITED)         1998           (UNAUDITED)            1998
                     ------------    ------------    -----------------   -----------------
CLASS A
Shares sold           44,655,717      43,817,026     $ 1,040,245,914     $ 1,244,246,754
Shares issued in
  reinvestment of
  distributions          905,268         571,457          20,223,740          15,988,123
Shares converted
  from Class B           119,633         165,256           2,874,684           4,647,898
Shares redeemed      (44,649,036)    (35,561,736)     (1,047,501,109)     (1,011,637,305)
Net increase           1,031,582       8,992,003     $    15,843,229     $   253,245,470

CLASS B
Shares sold            6,822,230      18,286,351     $   143,491,847     $   482,762,932
Shares issued in
  reinvestment of
  distributions        1,502,464         923,019          30,212,928          23,536,952
Shares converted
  to Class A            (132,803)       (181,899)         (2,874,684)         (4,647,898)
Shares redeemed       (9,012,108)     (6,112,452)       (190,052,351)       (154,925,238)
Net increase
  (decrease)            (820,217)     12,915,019     $   (19,222,260)    $   346,726,748

CLASS C
Shares sold            8,248,453      11,956,015     $   173,813,114     $   308,470,104
Shares issued in
  reinvestment of
  distributions          445,535         260,405           8,968,640           6,642,958
Shares redeemed       (8,832,066)     (8,416,893)       (187,299,498)       (213,847,794)
Net increase
  (decrease)            (138,078)      3,799,527     $    (4,517,744)    $   101,265,268

ADVISOR CLASS
Shares sold            7,004,500       9,129,797     $   156,897,650     $   259,655,427
Shares issued in
  reinvestment of
  distributions          413,259          95,462           9,281,785           2,676,749
Shares redeemed       (6,038,974)     (3,452,506)       (140,998,020)        (95,374,815)
Net increase           1,378,785       5,772,753     $    25,181,415     $   166,957,361


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 1999.


14


FINANCIAL HIGHLIGHTS                                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             MARCH 31,                        YEAR ENDED SEPTEMBER 30,
                                               1999        ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $22.27         $30.37       $27.92       $24.16       $22.65       $24.43

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.08)(a)       (.17)(a)     (.24)(a)     (.25)        (.22)(a)     (.60)
Net realized and unrealized gain (loss)
  on investment transactions                    2.06          (6.70)        6.80         8.82         5.59         (.36)
Net increase (decrease) in net asset
  value from operations                         1.98          (6.87)        6.56         8.57         5.37         (.96)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.01)         (1.23)       (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of period                $23.24         $22.27       $30.37       $27.92       $24.16       $22.65

TOTAL RETURN
Total investment return based on net
  asset value (b)                               9.07%        (23.45)%      27.81%       42.42%       30.73%       (4.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $540,632       $495,070     $402,081     $229,798     $146,663     $155,470
Ratio of expenses to average net assets         1.67%(c)(d)    1.61%(c)     1.67%        1.79%        1.83%        1.67%
Ratio of net investment loss to average
  net assets                                    (.69)%(d)      (.59)%       (.91)%      (1.11)%      (1.06)%      (1.15)%
Portfolio turnover rate                           49%           109%         135%         168%         160%         110%


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS B
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             MARCH 31,                        YEAR ENDED SEPTEMBER 30,
                                               1999        ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $20.17         $27.83       $26.13       $23.03       $21.92       $23.88

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.15)(a)       (.36)(a)     (.42)(a)     (.20)        (.37)(a)     (.53)
Net realized and unrealized gain (loss)
  on investment transactions                    1.86          (6.07)        6.23         8.11         5.34         (.61)
Net increase (decrease) in net asset
  value from operations                         1.71          (6.43)        5.81         7.91         4.97        (1.14)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.01)         (1.23)       (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of period                $20.87         $20.17       $27.83       $26.13       $23.03       $21.92

TOTAL RETURN
Total investment return based on net
  asset value (b)                               8.67%        (24.03)%      26.70%       41.48%       29.78%       (4.92)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $629,718       $625,147     $503,037     $112,490      $16,604      $13,901
Ratio of expenses to average net assets         2.44%(c)(d)    2.39%(c)     2.51%        2.62%        2.65%        2.50%
Ratio of net investment loss to average
  net assets                                   (1.47)%(d)     (1.36)%      (1.73)%      (1.96)%      (1.88)%      (1.98)%
Portfolio turnover rate                           49%           109%         135%         168%         160%         110%


See footnote summary on page 18.


16


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS C
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED
                                             MARCH 31,                        YEAR ENDED SEPTEMBER 30,
                                               1999        ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $20.18         $27.85       $26.14       $23.05       $21.92       $23.88

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.15)(a)       (.35)(a)     (.42)(a)     (.20)        (.37)(a)     (.36)
Net realized and unrealized gain (loss)
  on investment transactions                    1.87          (6.09)        6.24         8.10         5.36         (.78)
Net increase (decrease) in net asset
  value from operations                         1.72          (6.44)        5.82         7.90         4.99        (1.14)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.01)         (1.23)       (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of period                $20.89         $20.18       $27.85       $26.14       $23.05       $21.92

TOTAL RETURN
Total investment return based on net
  asset value (b)                               8.71%        (24.05)%      26.74%       41.46%       29.87%       (4.92)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $185,632       $182,110     $145,494      $28,541       $1,611       $1,220
Ratio of expenses to average net assets         2.43%(c)(d)    2.38%(c)     2.50%        2.61%        2.64%        2.48%
Ratio of net investment loss to average
  net assets                                   (1.45)%(d)     (1.35)%      (1.72)%      (1.94)%      (1.76)%      (1.96)%
Portfolio turnover rate                           49%           109%         135%         168%         160%         110%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         ADVISOR CLASS
                                            ------------------------------------
                                            SIX MONTHS                     OCTOBER 2,
                                               ENDED                         1996(E)
                                             MARCH 31,      YEAR ENDED         TO
                                               1999        SEPTEMBER 30,  SEPTEMBER 30,
                                            (UNAUDITED)        1998           1997
                                           -------------   -------------  -------------
Net asset value, beginning of period          $22.37          $30.42         $27.82

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.05)           (.09)          (.17)
Net realized and unrealized gain (loss)
  on investment transactions                    2.07           (6.73)          6.88
Net increase (decrease) in net asset
  value from operations                         2.02           (6.82)          6.71

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.01)          (1.23)         (4.11)
Net asset value, end of period                $23.38          $22.37         $30.42

TOTAL RETURN
Total investment return based on net
  asset value (b)                               9.22%         (23.24)%        28.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $215,234        $175,037        $62,455
Ratio of expenses to average net assets         1.40%(c)(d)     1.38%(c)       1.58%(d)
Ratio of net investment loss to average
  net assets                                    (.41)%(d)       (.32)%         (.74)%(d)
Portfolio turnover rate                           49%            109%           135%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the six months ended March 31, 1999, and the year ended September 30, 1998, the ratios of expenses to average net assets were 1.66% and 1.60% for Class A shares, 2.43% and 2.38% for Class B shares, 2.42% and 2.37% for Class C shares and 1.39% and 1.37% for Advisor Class shares, respectively.

(d)  Annualized.

(e)  Commencement of distribution.


18

ALLIANCE QUASAR FUND

ANNUAL REPORT
SEPTEMBER 30, 1998

ALLIANCE CAPITAL




PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                         SHARES           VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-95.6%
CONSUMER PRODUCTS & SERVICES-47.2%
AIRLINES-5.1%
Alaska Air Group, Inc. (a)                    1,291,800      $44,001,938
America West Holdings Corp.Cl.B (a)           1,973,500       24,668,750
Mesa Air Group, Inc. (a)                      1,375,500        6,877,500
                                                             ------------
                                                              75,548,188

APPAREL-3.0%
Stride Rite Corp.                               920,900        7,539,869
Tommy Hilfiger Corp. (a)                        633,200       25,961,200
Wolverine World Wide, Inc.                      925,000       10,059,375
                                                             ------------
                                                              43,560,444

BROADCASTING & CABLE-1.9%
Sinclair Broadcast Group, Inc. Cl.A (a)         739,900       12,023,375
Young Broadcasting, Inc. Cl.A (a)               478,200       16,258,800
                                                             ------------
                                                              28,282,175

BUSINESS SERVICES-7.4%
Carriage Services, Inc. Cl.A (a)                581,100       14,345,906
Central Garden & Pet Co. (a)                    738,800       13,667,800
Century Business Services, Inc. (a)           1,669,711       34,020,362
FirstService Corp. (a)                          655,700        7,376,625
Renaissance Worldwide, Inc. (a)               1,270,000       16,668,750
TeleSpectrum Worldwide, Inc. (a)              2,835,700       23,571,756
                                                             ------------
                                                             109,651,199

ENTERTAINMENT & LEISURE-5.7%
Bally Total Fitness Holding Corp. (a)         1,122,000       19,494,750
Family Golf Centers, Inc. (a)                   389,450        6,912,737
N2K, Inc. (a)                                   404,000        2,903,750
Premier Parks, Inc. (a)                       1,935,900       33,878,250
Preview Travel, Inc. (a)                        380,000        6,935,000
Sunterra Corp. (a)                            2,074,300       13,482,950
                                                             ------------
                                                              83,607,437

RESTAURANTS & LODGING-1.8%
Florida Panthers Holdings, Inc. (a)             988,700       10,690,319
MeriStar Hospitality Corp. (a)                  946,900       16,156,481
                                                             ------------
                                                              26,846,800

RETAILING-22.3%
Abercrombie & Fitch Co. Cl.A (a)                223,800        9,847,200
Brylane, Inc. (a)                               710,300       11,364,800
Budget Group, Inc. Cl.A (a)                   2,382,700       54,355,344
Circuit City Stores, Inc.
  - CarMax Group (a)                          2,764,000       16,238,500
Dollar Thrifty Automotive Group, Inc. (a)     1,660,100       19,298,662
Furniture Brands International, Inc. (a)        824,800       16,083,600
Group 1 Automotive, Inc. (a)                  1,319,400       19,791,000
Industrie Natuzzi SpA (ADR) (b)               1,255,600       24,798,100
Men's Wearhouse, Inc. (a)                       763,250       13,166,062
Movado Group, Inc.                              662,800       13,918,800
Pacific Sunwear of California, Inc. (a)         842,300       18,741,175
Sports Authority, Inc. (a)                    1,016,300        7,749,288
Stage Stores, Inc. (a)                        1,273,700       15,523,219
Tiffany & Co.                                 1,015,100       31,848,762
Trans World Entertainment Corp. (a)             593,000       10,822,250
United Auto Group, Inc. (a)                     994,400       14,108,050
United Rentals, Inc. (a)                        802,000       19,197,875
Venator Group, Inc. (a)                       1,506,600       13,088,588
                                                             ------------
                                                             329,941,275
                                                             ------------
                                                             697,437,518

BASIC INDUSTRIES-12.3%
BUILDING & RELATED-0.3%
Associated Materials, Inc. (a)                  660,000        5,115,000

METAL HARDWARE-3.5%
Bethlehem Steel Corp. (a)                     6,196,100       51,117,825

METALS & MINING-0.3%
Royal Oak Mines, Inc. (a)                     6,238,700        4,289,106

TEXTILE PRODUCTS-3.1%
Mohawk Industries, Inc. (a)                   1,552,000       42,486,000
Novel Denim Holdings, Ltd. (a)                  234,600        2,756,550
                                                             ------------
                                                              45,242,550


6



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                         SHARES           VALUE
-------------------------------------------------------------------------
TRANSPORTATION & SHIPPING-5.1%
Carey International, Inc. (a)                   910,100     $ 13,651,500
Consolidated Freightways Corp. (a)            2,518,600       20,778,450
Knightsbridge Tankers, Ltd.                     252,200        5,422,300
OMI Corp. (a)                                 5,193,000       21,096,563
Teekay Shipping Corp.                           818,300       14,882,831
                                                             ------------
                                                              75,831,644
                                                             ------------
                                                             181,596,125

TECHNOLOGY-11.2%
AEROSPACE-0.8%
Gulfstream Aerospace Corp. (a)                  283,700       11,418,925

COMMUNICATION EQUIPMENT-1.0%
Comverse Technology, Inc. (a)                   363,100       14,841,713

COMPUTER SOFTWARE & SERVICES-4.2%
CheckFree Holdings Corp. (a)                    222,900        2,201,137
DBT Online, Inc. (a)                            948,400       14,285,275
Harbinger Corp. (a)                           1,151,400        8,347,650
Insight Enterprises, Inc. (a)                   587,900       16,608,175
Saville Systems Plc (ADR) (a)(c)                665,400        9,648,300
Transaction Systems Architects, Inc. Cl.A (a)   309,200       10,976,600
                                                             ------------
                                                              62,067,137

NETWORKING SOFTWARE-1.8%
Apex PC Solutions, Inc. (a)                     993,800       19,503,325
Xylan Corp. (a)                                 508,275        6,734,644
                                                             ------------
                                                              26,237,969

SEMI-CONDUCTOR EQUIPMENT-1.6%
Photronics, Inc. (a)                            371,100        4,731,525
Uniphase Corp. (a)                              261,600       10,725,600
Vitesse Semiconductor Corp. (a)                 332,300        7,850,587
                                                             ------------
                                                              23,307,712

TELECOMMUNICATIONS-1.5%
GST Telecommunications, Inc. (a)                951,100        5,944,375
Millicom International Cellular, SA (a)(d)      664,700       16,368,238
                                                             ------------
                                                              22,312,613

MISCELLANEOUS-0.3%
Excalibur Technologies Corp. (a)                696,900        5,139,638
                                                             ------------
                                                             165,325,707

HEALTH CARE-10.8%
BIOTECHNOLOGY-7.5%
Centocor, Inc. (a)                              987,500       39,129,687
GelTex Pharmaceuticals, Inc. (a)              1,552,100       32,788,113
Gensia Sicor, Inc. (a)                        2,294,100        9,319,781
MedImmune, Inc. (a)                             463,400       30,005,150
                                                             ------------
                                                             111,242,731

DRUGS, HOSPITAL SUPPLIES &
  MEDICAL SERVICES-3.3%
Aradigm Corp. (a)                               867,300        8,673,000
St. Jude Medical, Inc. (a)                      511,800       11,835,375
Synetic, Inc. (a)                               350,500       14,545,750
Veterinary Centers of America, Inc. (a)         746,600       13,625,450
                                                             ------------
                                                              48,679,575
                                                             ------------
                                                             159,922,306

FINANCIAL SERVICES-9.7%
BROKERAGE & MONEY MANAGEMENT-1.0%
Legg Mason, Inc.                                565,200       14,871,825

INSURANCE-0.6%
Reinsurance Group of America, Inc.              168,800        8,735,400

REAL ESTATE-7.5%
Chelsea GCA Realty, Inc.                      1,296,900       44,418,825
Glenborough Realty Trust, Inc.                  886,200       18,831,750
Golf Trust of America, Inc.                     627,200       18,659,200
Taubman Centers, Inc.                         2,123,800       29,733,200
                                                             ------------
                                                             111,642,975

OTHER-0.6%
International Alliance warrants,
  expiring 12/30/99 (a)                         740,311        8,324,797
                                                             ------------
                                                             143,574,997


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                         SHARES           VALUE
-------------------------------------------------------------------------
ENERGY-2.9%
OIL & GAS SERVICES-2.9%
Parker Drilling Co. (a)                       2,547,900      $13,217,231
Southern Union Co.                            1,433,250       28,665,000
                                                             ------------
                                                              41,882,231

CONSUMER MANUFACTURING-1.5%
AUTO & RELATED-1.5%
Miller Industries, Inc. (a)                   1,275,100        5,897,338
Monaco Coach Corp. (a)                          664,050       16,767,262
                                                             ------------
                                                              22,664,600

Total Common Stocks & Other Investments
  (cost $1,757,790,337)                                    1,412,403,484


                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-4.6%
U.S. GOVERNMENT & AGENCIES-4.6%
Federal Home Loan Bank
  5.40%, 10/01/98                               $44,300       44,300,000
Federal National Mortgage Association
  5.22%, 10/16/98                                   300          299,347
  5.28%, 11/23/98                                 3,000        2,976,680
Student Loan Marketing Association
  5.39%, 10/01/98                                20,600       20,600,000
Total Short-Term Investments
  (cost $68,176,027)                                          68,176,027

TOTAL INVESTMENTS-100.2%
  (cost $1,825,966,364)                                    1,480,579,511
Other assets less liabilities-(0.2%)                          (3,215,884)

NET ASSETS-100%                                           $1,477,363,627


(a)  Non-income producing security.
(b)  Country of origin--Italy.
(c)  Country of origin--Ireland.
(d)  Country of origin--Luxembourg.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998                                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,825,966,364)     $1,480,579,511
  Cash                                                                 732,317
  Receivable for capital stock sold                                 14,195,769
  Receivable for investment securities sold                          6,368,070
  Dividends receivable                                               2,342,144
  Total assets                                                   1,504,217,811

LIABILITIES
  Payable for investment securities purchased                       13,853,942
  Payable for capital stock redeemed                                 7,564,859
  Advisory fee payable                                               3,678,768
  Distribution fee payable                                             763,252
  Accrued expenses                                                     993,363
  Total liabilities                                                 26,854,184

NET ASSETS                                                      $1,477,363,627

COMPOSITION OF NET ASSETS
  Shares of capital stock, at par                               $      140,144
  Additional paid-in capital                                     1,759,954,236
  Accumulated net investment loss                                         (330)
  Accumulated net realized gain on investment transactions          62,657,949
  Net unrealized depreciation of investments and other assets     (345,388,372)
                                                                $1,477,363,627

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($495,070,392/
    22,231,985 shares of capital stock issued and outstanding)          $22.27
  Sales charge--4.25% of public offering price                             .99
  Maximum offering price                                                $23.26

  CLASS B SHARES
  Net asset value and offering price per share ($625,147,075/
    30,989,884 shares of capital stock issued and outstanding)          $20.17

  CLASS C SHARES
  Net asset value and offering price per share ($182,109,639/
    9,024,456 shares of capital stock issued and outstanding)           $20.18

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($175,036,521 / 7,825,780 shares of capital stock issued
    and outstanding)                                                    $22.37


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998                              ALLIANCE QUASAR FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $142,507)                                   $ 8,652,140
  Interest                                           6,618,674   $ 15,270,814

EXPENSES
  Advisory fee                                      15,656,013
  Distribution fee - Class A                         1,239,764
  Distribution fee - Class B                         6,552,472
  Distribution fee - Class C                         1,893,195
  Transfer agency                                    3,594,097
  Registration                                         413,341
  Printing                                             388,926
  Custodian                                            272,845
  Taxes                                                120,955
  Administrative                                       120,737
  Audit and legal                                      115,970
  Directors' fees                                       29,000
  Miscellaneous                                         54,391
  Total expenses                                    30,451,706
  Less: expense offset arrangement (see Note B)       (220,420)
  Net expenses                                                      30,231,286
  Net investment loss                                              (14,960,472)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      79,606,746
  Net change in unrealized appreciation of
    investments and other assets                                  (516,425,096)
  Net loss on investments                                         (436,818,350)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(451,778,822)


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                           1998           1997

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                          $  (14,960,472)  $   (8,301,609)
  Net realized gain on investment transactions     79,606,746       61,906,245
  Net change in unrealized appreciation of
    investments and other assets                 (516,425,096)     130,575,519
  Net increase (decrease) in net assets
    from operations                              (451,778,822)     184,180,155

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                       (17,164,110)     (35,781,862)
    Class B                                       (24,996,773)     (23,349,486)
    Class C                                        (7,133,144)      (5,648,782)
    Advisor Class                                  (2,825,501)        (312,701)

CAPITAL STOCK TRANSACTIONS
  Net increase                                     868,194,847      623,150,616
  Total increase                                  364,296,497      742,237,940

NET ASSETS
  Beginning of year                             1,113,067,130      370,829,190
  End of year                                  $1,477,363,627   $1,113,067,130


See notes to financial statements.


11

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998                                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The fund accretes discounts as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net increase in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.


12



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $120,737 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,255,105 for the year ended September 30, 1998.

In addition, for the year ended September 30, 1998, the Fund's expenses were reduced by $220,420 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operation exclude these credits.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $224,489 from the sales of Class A shares and $21,804, $1,179,325 and $118,235 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 1998.
Brokerage commissions paid on investment transactions for the year ended September 30, 1998 amounted to $5,405,376, of which $19,605 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $27,654,262 and $1,923,179 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,350,819,090 and $1,475,171,419, respectively, for the year ended September 30, 1998. There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 1998.

At September 30, 1998, the cost of investments for federal income tax purposes was $1,836,952,502. Accordingly, gross unrealized appreciation of investments was $83,287,021 and gross unrealized depreciation of investments was $439,660,012, resulting in net unrealized depreciation of $356,372,991.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                       SEP. 30,       SEP. 30,      SEP. 30,        SEP. 30,
                         1998           1997          1998            1997
                    -------------  ------------  --------------  --------------
CLASS A
Shares sold           43,817,026    11,397,616   $1,244,246,754   $301,819,124
Shares issued in
  reinvestment of
  distributions          571,457     1,338,101       15,988,123     31,392,004
Shares converted
  from Class B           165,256        93,234        4,647,898      2,388,921
Shares redeemed      (35,561,736)   (7,820,120)  (1,011,637,305)  (205,201,851)
Net increase           8,992,003     5,008,831   $  253,245,470   $130,398,198

CLASS B
Shares sold           18,286,351    15,718,977   $  482,762,932   $384,984,682
Shares issued in
  reinvestment of
  distributions          923,019       806,589       23,536,952     17,462,788
Shares converted
  to Class A            (181,899)     (101,254)      (4,647,898)    (2,388,921)
Shares redeemed       (6,112,452)   (2,654,832)    (154,925,238)   (64,196,011)
Net increase          12,915,019    13,769,480   $  346,726,748   $335,862,538

CLASS C
Shares sold           11,956,015     6,517,559   $  308,470,104   $158,023,140
Shares issued in
  reinvestment of
  distributions          260,405       149,743        6,642,958      3,241,980
Shares redeemed       (8,416,893)   (2,534,347)    (213,847,794)   (61,156,504)
Net increase           3,799,527     4,132,955   $  101,265,268   $100,108,616


                                  OCT. 2,1996(A)                 OCT. 2,1996(A)
                                        TO                              TO
                                     SEP. 30,                         SEP. 30,
                                       1997                            1997
                                   ------------                  --------------
ADVISOR CLASS
Shares sold            9,129,797     2,134,062   $  259,655,427   $ 58,915,871
Shares issued in
  reinvestment of
  distributions           95,462        13,323        2,676,749        312,693
Shares redeemed       (3,452,506)      (94,358)     (95,374,815)    (2,447,300)
Net increase           5,772,753     2,053,027   $  166,957,361   $ 56,781,264


(a)  Commencement of distribution.


14



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 1998.


15



FINANCIAL HIGHLIGHTS                                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                                1998          1997         1996         1995         1994
                                            ------------  ------------  ----------  ------------  ----------
Net asset value, beginning of year            $30.37        $27.92       $24.16       $22.65       $24.43

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.17)(a)      (.24)(a)     (.25)        (.22)(a)     (.60)
Net realized and unrealized gain (loss)
  on investment transactions                   (6.70)         6.80         8.82         5.59         (.36)
Net increase (decrease) in net asset
  value from operations                        (6.87)         6.56         8.57         5.37         (.96)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.23)        (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of year                  $22.27        $30.37       $27.92       $24.16       $22.65

TOTAL RETURN
Total investment return based on
  net asset value (b)                         (23.45)%       27.81%       42.42%       30.73%       (4.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $495,070      $402,081     $229,798     $146,663     $155,470
Ratio of expenses to average net assets         1.61%(c)      1.67%        1.79%        1.83%        1.67%
Ratio of net investment loss to
  average net assets                            (.59)%        (.91)%      (1.11)%      (1.06)%      (1.15)%
Portfolio turnover rate                          109%          135%         168%         160%         110%


See footnote summary on page 19.

16

                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                        CLASS B
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                                1998          1997         1996         1995         1994
                                            ------------  ------------  ----------  ------------  ----------
Net asset value, beginning of year            $27.83        $26.13       $23.03       $21.92       $23.88

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.36)(a)      (.42)(a)     (.20)        (.37)(a)     (.53)
Net realized and unrealized gain (loss)
  on investment transactions                   (6.07)         6.23         8.11         5.34         (.61)
Net increase (decrease) in net asset
  value from operations                        (6.43)         5.81         7.91         4.97        (1.14)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.23)        (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of year                  $20.17        $27.83       $26.13       $23.03       $21.92

TOTAL RETURN
Total investment return based on net
  asset value (b)                             (24.03)%       26.70%       41.48%       29.78%       (4.92)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $625,147      $503,037     $112,490      $16,604      $13,901
Ratio of expenses to average net assets         2.39%(c)      2.51%        2.62%        2.65%        2.50%
Ratio of net investment loss to
  average net assets                           (1.36)%       (1.73)%      (1.96)%      (1.88)%      (1.98)%
Portfolio turnover rate                          109%          135%         168%         160%         110%


See footnote summary on page 19.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                        CLASS C
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                                1998          1997         1996         1995         1994
                                            ------------  ------------  ----------  ------------  ----------
Net asset value, beginning of period          $27.85        $26.14       $23.05       $21.92       $23.88

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.35)(a)      (.42)(a)     (.20)        (.37)(a)     (.36)
Net realized and unrealized gain (loss)
  on investment transactions                   (6.09)         6.24         8.10         5.36         (.78)
Net increase (decrease) in net asset
  value from operations                        (6.44)         5.82         7.90         4.99        (1.14)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.23)        (4.11)       (4.81)       (3.86)        (.82)
Net asset value, end of year                  $20.18        $27.85       $26.14       $23.05       $21.92

TOTAL RETURN
Total investment return based on net
  asset value (b)                             (24.05)%       26.74%       41.46%       29.87%       (4.92)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $182,110      $145,494      $28,541       $1,611       $1,220
Ratio of expenses to average net assets         2.38%(c)      2.50%        2.61%        2.64%        2.48%
Ratio of net investment loss to average
  net assets                                   (1.35)%       (1.72)%      (1.94)%      (1.76)%      (1.96)%
Portfolio turnover rate                          109%          135%         168%         160%         110%


See footnote summary on page 19.


18



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                          ADVISOR CLASS
                                                   ----------------------------
                                                                   OCTOBER 2,
                                                                     1996(D)
                                                     YEAR ENDED        TO
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                         1998         1997
                                                   -------------  -------------
Net asset value, beginning of period                   $30.42       $27.82

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                  (.09)        (.17)
Net realized and unrealized gain (loss) on
  investment transactions                               (6.73)        6.88
Net increase (decrease) in net asset value
  from operations                                       (6.82)        6.71

LESS: DISTRIBUTIONS
Distributions from net realized gains                   (1.23)       (4.11)
Net asset value, end of period                         $22.37       $30.42

TOTAL RETURN
Total investment return based on net asset value(b)    (23.24)%      28.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $175,037      $62,455
Ratio of expenses to average net assets                  1.38%(c)     1.58%(e)
Ratio of net investment loss to average net assets       (.32)%       (.74)%(e)
Portfolio turnover rate                                   109%         135%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended September 30, 1998, the ratios of expenses to average net assets were 1.60%, 2.38%, 2.37% and 1.37% for Class A, B, C, and Advisor Class shares, respectively.

(d)  Commencement of distribution.

(e)  Annualized.


19



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE QUASAR FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Quasar Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Quasar Fund, Inc. at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
November 9, 1998

____________________________________________________________

                           APPENDIX A:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of
          (A) and (B) to be determined by Merrill
          Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an
          "Active Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."









                               A-2
00250150.ay7